Rule 497(k)
File No. 333-146827

Summary Prospectus

Innovator U.S. Small Cap Managed 10 Buffer ETF™

(NYSE Arca — KBFR)

February 24, 2026

Innovator U.S. Small Cap Managed 10 Buffer ETF™ (the “Fund”) is a series of Innovator ETFs® Trust (the “Trust”) and an exchange-traded fund (“ETF”). The Fund lists and principally trades its shares on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”). Market prices may differ to some degree from the net asset value (“NAV”) of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed ETF organized as a separate series of a registered management investment company.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=kbfr. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 24, 2026, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator U.S. Small Cap Managed 10 Buffer ETF™

Investment Objective

The Fund seeks to provide capital appreciation while seeking to limit the amount of losses experienced by investors (prior to taking into account management fees and other fees).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)      “Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities and option contracts that give economic exposure to equity securities of U.S. small capitalization companies. The Fund is an actively managed ETF that, under normal market circumstances, seeks to provide capital appreciation through uncapped participation in the small-capitalization U.S. equity markets while seeking to limit any losses. Pursuant to its investment objective, the Fund intends to invest in a diversified portfolio of equity securities (the “Equity Portfolio”) that are representative of the Solactive United States 2000 Index (the “Equity Portfolio Index”), together with put and call option contracts (the “Options Portfolio”) in an effort to reduce the potential for losses. The Fund’s investment adviser is Innovator Capital Management, LLC (“Innovator” or the “Adviser”) and the Fund’s investment sub-adviser is Parametric Portfolio Associates LLC (“Parametric” or the “Sub-Adviser”). The Sub-Adviser will actively monitor the performance of the portfolio and, as described further below, selectively ladder the Options Portfolio to seek to protect capital.

As further described below, the Fund’s principal investment strategy seeks to implement the following:

•   U.S. Small Capitalization Companies Exposure:    The Fund invests its net assets in equity securities of certain U.S. small capitalization companies included in the Equity Portfolio Index subject to the limitations on upside exposure further described below. See “Equity Portfolio” below for additional information.

•   Investment 10% Buffers:    The Fund seeks to provide a series of “buffers” that each seek to protect the Fund against 10% of the Russell 2000 Price Return Index (the “U.S. Small Cap Index”) losses, as measured at the end of one-year periods and prior to taking into account the Fund’s annual management fee and other fees, which will have the effect of reducing the buffer amount experienced by Fund shareholders. The implementation of the buffers is not guaranteed. The time an investor purchases Shares or sells Shares impacts the extent to which such investor benefits from a specific buffer. Any differences between the return of the Equity Portfolio Index versus that of the U.S. Small Cap Index may cause investors to not receive the full benefit of the Fund’s sought-after buffers. See “Hedging Strategy–Options Portfolio” below for additional information.

•   Laddered Options Strategy:    The Fund implements a “laddering” approach such that the Fund staggers its Options Portfolio, and therefore the sought-after protection of the buffers. The Fund ladders the investment buffers by purchasing and selling put option contracts with a one-year duration that have staggered expiration dates of three-months. In addition, the Fund sells short-dated (i.e., one-week to two-weeks) call option contracts that expire approximately every seven calendar days, the proceeds of which are used towards funding the Fund’s purchased put option contracts. The Fund’s option strategy will cause the Fund to forego a portion of the upside returns of the Equity Portfolio to the extent the reference asset for the sold call option contract increases in value beyond the strike price of such option contract. See “Hedging Strategy–Options Portfolio Laddering” below for additional information.

The Fund will not concentrate (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of identified industries, except that the Fund will concentrate to approximately the same extent as the Equity Portfolio Index concentrates in the securities of a particular industry or group of industries. The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Equity Portfolio

The Fund will, under normal market circumstances, invest its net assets in common stock of certain of the companies that comprise the Equity Portfolio Index. Through representative sampling, the Equity Portfolio is not expected to include each of the common stocks of the companies that comprise the Equity Portfolio Index and the Fund’s position in an individual constituent of the Equity Portfolio Index may be overweight or underweight as compared to the Equity Portfolio Index.

The Equity Portfolio Index is a free float capitalization-weighted index of equity securities issued by the largest 1001 to 3000 companies from the United States stock market. The Equity Portfolio Index is calculated as a price return index in USD and reconstituted quarterly. As of the date of this prospectus, the Equity Portfolio Index was comprised of securities of issuers with a market capitalization range of approximately $24.8 million to $9.5 billion. Additionally, as of the date of this prospectus, the Equity Portfolio Index, and therefore the Fund, has significant exposure to the information technology sector. For additional information relating to the Equity Portfolio Index, see “Additional Information About the Fund’s Principal Investment Strategies”. Notwithstanding the Fund’s investments in the components of the Equity Portfolio Index, the potential upside returns of the Equity Portfolio Index that the Fund may experience is limited through the sold call options that are part of the Options Portfolio, as detailed further below.

The Sub-Adviser intends to limit the portfolio overlap between investments that comprise the Equity Portfolio and the underlying constituents of the Options Portfolio reference asset (as described further below) to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law (see “Dividends, Distributions and Taxes–Taxes–Treatment of the Fund’s Options Contracts” for additional information regarding the “straddle rules”). However, the Sub-Adviser will seek to adjust the Fund’s investment weightings of Equity Portfolio Index constituents so as to provide the Fund investment returns that are substantially similar to the Equity Portfolio Index. Through this optimization of the Equity Portfolio Index, the Equity Portfolio is not expected to hold each of the constituents of the Equity Portfolio Index and the Fund’s position in those common stocks held in the Equity Portfolio may be overweight or underweight as compared to the Equity Portfolio Index’s weighting.

The Fund expects that dividends received from its investment in equity securities that comprise the Equity Portfolio Index will be distributed to shareholders on a periodic basis.

Hedging Strategy

Options Portfolio

The Sub-Adviser will seek to protect against a portion of losses in the Equity Portfolio by implementing a series of buffers against the first 10% of losses by purchasing and selling put option contracts. In general, an option contract is an agreement between a buyer and a seller that gives the purchaser of the option the right to purchase or sell the underlying asset (or deliver cash equal to the value of an underlying index) at a specified price (“strike price”) within a specified time period. As further described below (see “Principal Investment Strategies—Hedging Strategy—Options Portfolio Laddering”), the Sub-Adviser will “ladder” the Fund’s option contracts exposure by investing in four distinct packages of one-year purchased and sold put option contracts, with expiration dates approximately three months apart. In addition, the Sub-Adviser will ladder short-dated (approximately one or two weeks) sold call option contracts with expiration dates of approximately 7 calendar days apart. The Fund implements this laddered approach to help offset the timing risks inherent in a single reset and roll date. The Fund will use exchange-traded sold call option contracts and will use FLexible EXchange® option contracts (“FLEX Options”) for its put option contracts. FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded option contracts.

The Sub-Adviser will seek to construct the Options Portfolio with investment exposure that matches the Equity Portfolio, however minor differences may exist between the Equity Portfolio Index and the reference asset utilized for the Fund’s option contracts. In this regard, the Sub-Adviser will construct each Options Portfolio to be comprised of put and call option contracts that reference the price return (i.e., changes in the price of a specified asset, excluding any dividends paid) of the U.S. Small Cap Index including option contracts on the U.S. Small Cap Index and on ETFs that seek to replicate the performance of the U.S. Small Cap Index, respectively. The Sub-Adviser will manage the Options Portfolio to provide exposure to:

(i)    purchased put option contracts with a strike price of approximately 100% of the then-current value of the U.S. Small Cap Index (i.e., “at-the-money”) and sold put option contracts with a strike price of approximately 90% of the then-current value of the U.S. Small Cap Index (i.e., “out-of-the-money”). The put option contracts will have an expiration date of approximately one-year. Put option contracts give the holder the right, but not the obligation, to sell a specified amount of the reference asset at the strike price at a specified date. The combination of the purchased and sold put option contracts are designed to produce a 10% “buffer” that protects against the first 10% of losses of the U.S. Small Cap Index, however such protection is not guaranteed. The Fund seeks to use returns derived from collecting premiums from the sold put option contracts to pay the costs of the purchased put option contracts and to make investments in the Equity Portfolio; and

(ii)   sold short-dated call option contracts, which have an expiration date of approximately one or two weeks at initiation. Sold call option contracts sell to a counter party, in exchange for a premium received, the right to purchase the reference asset from the seller at a predetermined price at a specified date. The Fund seeks to use returns derived from collecting premiums from the sold call option contracts to pay the costs of the purchased put option contracts and to make investments in the Equity Portfolio. The Fund will forego upside returns of the Equity Portfolio beyond the level of the strike price of each sold call option. The Fund seeks to participate in approximately 80% to 90% of the annual returns of the U.S. Small Cap Index as a result of the implementation of the Fund’s purchased and sold option contracts, which is not guaranteed.

While the Sub-Adviser will seek to construct the Options Portfolio contracts with substantially similar investment exposure to the Equity Portfolio, any differences between the return of the Equity Portfolio Index versus that of the U.S. Small Cap Index may cause investors to not receive the full benefit of the Fund’s sought-after buffers, which are not guaranteed. In such a scenario, the Fund may experience losses that exceed the sought-after buffer amount. Additionally, the sought-after buffers are provided based on the Fund’s NAV on the day the respective put option contract is entered into for the respective buffers, however, Shares trade at market prices on the Exchange. To the extent there is a discrepancy between the Fund’s NAV and market price when an investor buys or sells Shares, or when a put option contract expires, it may impact the sought-after buffers such investor experiences. The Fund’s annual management fee will have the effect of lowering a given buffer experienced by shareholders.

Please note that each 10% buffer will be fully in effect only at the expiration of the respective put option contracts, and to the extent an investor purchases or sells Shares after the put option contracts are entered into or before they expire, such investor may not receive the full sought-after protection provided by the buffer. Considering the aggregate options overlay comprised of laddered put option contracts utilized to implement the 10% buffers in combination with the sold short-dated call option contracts, the Fund targets an annual drawdown protection level between 10% and 14%, which is not guaranteed. The Fund’s NAV is dependent, in part, on the value of the Options Portfolio, which is based principally upon the performance of U.S. Small Cap Index. The value of the option contracts in the Options Portfolio is affected by changes in the value and dividend rates of the securities represented in the U.S. Small Cap Index underlying the option contract, changes in interest rates, changes in the actual or perceived volatility of the U.S. Small Cap Index and the remaining time to the option contract’s expiration date, as well as trading conditions in the options market. As the price of U.S. Small Cap Index changes and time moves towards the expiration date, the value of the option contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the U.S. Small Cap Index. The amount of time remaining until each option contract’s expiration date affects the impact of the buffer on the Fund’s NAV. Therefore, while changes in the price of the U.S. Small Cap Index will result in changes to the Fund’s NAV, the Sub-Adviser generally anticipates that the rate of change in the Fund’s NAV will be less than that experienced by U.S. Small Cap Index.

Equity Portfolio Buffers

The Fund’s purchased and sold put option contract strategy seeks to reduce the risks associated with typical long-only equity strategies by providing investors with the potential for downside protection against the first 10% of losses experienced by the Equity Portfolio, however such protection is not guaranteed. The Options Portfolio is structured to seek to provide the Fund with 10% “buffers” (i.e., protection against the first 10% of losses) that are implemented on a quarterly basis against

Equity Portfolio losses over the term of the specific put option contract. The sought-after 10% buffers will not change during the period and are provided at the expiration of the specific put option contracts. The put option contacts utilized by the Fund will utilize strike prices that are at-the-money and out-of-the-money of the then-current value of the U.S. Small Cap Index.

The buffers are designed to protect against the first 10% of losses upon the expiration of the respective put option contracts, however such protection is not guaranteed and accordingly, an investor could lose some or all of its investment. It should not be expected that a given buffer will be provided at any day prior to the expiration of the put option, and the Fund may therefore experience a degree of losses prior to such date. Further, any appreciation of the value of the reference asset for the put option contract since the execution of a given contract (and corresponding decrease in the value of the Fund) will not be protected by the buffers, and an investor can experience losses to the extent of such appreciation. If losses exceed a particular buffer, the Fund will experience all subsequent losses on a one-to-one basis. While the Fund attempts to minimize these effects, there is no guarantee it will be successful in doing so. The sought-after buffers are not guaranteed and are provided prior to taking into account the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, which will have the effect of lowering the buffers experienced by investors and adversely impact Fund performance. The Fund may not be successful in protecting against losses for investors through its usage of put option contracts in the Options Portfolio. Additionally, the time an investor purchases Shares of the Fund or sells Shares of the Fund could impact the extent to which such investor benefits from a specific buffer provided by the Fund’s put option contracts. If an investor purchases Shares of the Fund after the option contracts for an Options Portfolio were entered into or does not stay invested in the Fund for the entire duration of the respective put option contracts, such investor may not fully benefit from the sought-after downside protection of a given buffer.

The Fund finances the implementation of the quarterly buffers, in part, through the selling of short-dated call option contracts. The Fund’s sold call option strategy effectively causes the Fund to forego upside returns of the reference asset beyond the level of the strike price of each sold call option. In a market environment where the level of the U.S. Small Cap Index is increasing above the strike prices of the sold call options, the Fund’s performance may be lower when compared to the U.S. Small Cap Index. The Sub-Adviser will sell short-dated call option contracts, which have an expiration date of approximately two weeks, to minimize the risk when compared to longer-dated call option contracts that the Fund will be unable to participate in significant increases in the level of U.S. Small Cap Index beyond the sold call option contract’s strike price over the life of the option contract. See “Options Portfolio Laddering” below for additional information on the implementation of the proceeds from the Fund’s sold call option contracts. The Sub-Adviser may not be successful in implementing its strategy to minimize the times in which the Fund forgoes upside returns.

Each of the put option contracts purchased and sold by the Fund are designed to provide a 10% buffer at the one-year contract expiration. However, on an ongoing basis, the Fund will experience investment buffers that are expected to be greater or less than the sought-after 10% quarterly buffer due to the impacts of the Fund’s laddered investment approach described below. The laddered approach of investing in one-year put option contracts every three months will result in Fund investment performance that is very different than if the

Fund invested in put option contracts with a single expiration date. As described further below, the Fund’s put option contracts have different expiration dates and initial values of the U.S. Small Cap Index, resulting in price movements of differing magnitude for each put option contract. As a result, changes in the value of the U.S. Small Cap Index are likely to have a different impact on the values of each of the put option contracts. While the Fund will seek to purchase and sell put option contracts at strike prices that create a 10% buffer at the conclusion of its one-year term, the option contracts in the Options Portfolio will have unique values that are dependent on the strike prices and time to expiration. The Fund’s annual management fee will have the effect of lowering the buffers the Fund seeks to provide.

Options Portfolio Laddering

The Sub-Adviser will seek to “ladder” the Fund’s option contracts by entering into new purchased and sold put option contracts packages every three-months. “Laddering” is an investment technique that utilizes multiple option positions over multiple expiration dates, to avoid the risk of reinvesting a large portion of assets in an unfavorable market environment and to create more instances to reset buffer opportunities during extended periods of market appreciation. The portfolio managers oversee the construction and resetting of the Options Portfolios, but the characteristics of the Options Portfolio will be dependent on market conditions at the time of establishing the Options Portfolio, including but not limited to volatility. As a result of the laddered put option contracts and sold call option contracts, the Fund expects that it will experience approximately 65% to 75% of the annualized volatility experienced by the U.S. Small Cap Index, which is not guaranteed.

The Fund’s purchased and sold put option contracts will be separated into four tranches with approximately one-year expirations, such that the Fund’s hedge on downside risk rolls on a quarterly basis. After a put option contract expires, the Fund will enter into new put option contracts with one-year expiration dates that are staggered approximately every three months. Every three months one set of put option contracts expires and subsequently “rolls” into another one-year period, refreshing the sought-after 10% buffer. This process repeats every three months, with the Fund participating in a rolling set of buffer opportunities. In order for the Fund to create the “laddered” approach, the Fund will initially use put option contracts with expiration dates of approximately three months, six months, nine months and one-year, respectively.

Similarly, the Fund will sell call option contracts with approximately one to two-week expirations into tranches with such expirations being staggered approximately every seven calendar days. The Sub-Adviser uses short-dated call option contracts to minimize (when compared to using longer-dated call option contracts) the incidence of the U.S. Small Cap Index appreciating above the strike price, which would limit the Fund’s upside potential. The proceeds from the sold call option contracts will be used to purchase the put option contracts that provide the Fund’s sought-after buffers and to gain additional exposure to the Equity Portfolio. At the expiration of the Fund’s put option contracts each quarter, the Fund will manage its Equity Portfolio exposure, in addition to the proceeds from call option contracts that align with the expiration of the put option contracts, to pay for the costs of the implementation of the 10% buffer.

The impact of the Fund’s laddered investment approach is that there will be four “buffers” with one expiring every three months. These buffers will have different expiration dates (and therefore, measuring periods), as well as strike prices and initial values. Further, one of the components that impacts the value of an option contract is the time remaining until expiration. Therefore, changes in the U.S. Small Cap Index and the timing of such changes relative to the put option contract’s expiration date will cause different impacts on each put option contract.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time, and you should review each risk factor carefully.

Investment Strategy Risk.    The Fund is subject to certain unique risks in light of its investment strategy, listed below.

Buffered Loss Risk.    There can be no guarantee that the Fund will be successful in implementing its strategy to provide sought-after protection against losses in the U.S. Small Cap Index by implementing the sought-after buffers. A shareholder may lose its entire investment. There could be material differences between the returns of the Equity Portfolio and the Fund’s exposure to the U.S. Small Cap Index through the Options Portfolio. To the extent such disconnect occurs, the Options Portfolio may be unsuccessful in providing the sought-after buffers, which are not guaranteed. Accordingly, investors could suffer losses the Options Portfolio is designed to prevent. The sought-after buffers are provided by virtue of the Fund’s put option contracts, which are laddered with different expiration dates. Because the Fund ladders its option contracts and the Fund’s put option contracts will have different terms (including expiration dates), different tranches of put option contracts may produce different returns, the effect of which may be to reduce the Fund’s sought-after protection. Further, because of the structure of these option contracts, the sought-after buffers provided by any single set of put option contracts will not be fully in-effect until the expiration date of the put option contract. Therefore, at any given moment the Fund may not receive the benefit of the sought-after protection on losses that could be available from an Options Portfolio with a single expiration date. Further, if the U.S. Small Cap Index, and therefore the Fund, has appreciated in value, the Fund will not be protected against losses of such gains of the U.S. Small Cap Index, and such sought-after protection will be operative only when the U.S. Small Cap Index returns to the level of when the put option contracts were originally executed.

Concentration Risk.    The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Equity Portfolio Index. To the extent the Fund concentrates or has significant exposure in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Equity Securities Risk.    The Fund has exposure to the equity securities markets because it holds common stocks directly in the Equity Portfolio and has exposure to equity securities indirectly through the Options Portfolio. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of Shares will fluctuate with changes in the value of the equity securities that comprise the Equity Portfolio Index, subject to the Fund’s hedging strategy.

Common Stock Risk.    Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Shareholders of common stock have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the common stocks held by the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund.

Hedging Strategy Risk.    The Fund seeks to provide risk-managed investment exposure to the U.S. Small Cap Index through its hedging strategy. In doing so, there is no guarantee that the Fund will be successful in implementing its strategy to provide hedged market exposure. The Fund does not provide principal protection or non-principal protection, and an investor may experience losses on its investment, including the loss of its entire investment. In a market environment where the U.S. Small Cap Index is generally appreciating, the Fund may underperform the U.S. Small Cap Index and/or similarly situated funds. The Fund’s sold option contracts will negatively impact the Fund’s performance in a market environment where the U.S. Small Cap Index appreciates. Any Fund underperformance may also be a result of management risk. Additionally, the Fund’s portfolio managers also implement an optimized equity strategy in order to substantially replicate the returns of the Equity Portfolio Index. To the extent that the returns of the Equity Portfolio do not align with the price returns of the U.S. Small Cap Index, the Fund may not be successful in implementing the sought-after buffers implemented by the Options Portfolio.

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of option contracts, (ii) if the Fund is unable to maintain the proportional relationship based on the number of option contracts in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes or interpretations affecting the treatment of option contracts.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective. The Sub-Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.

Market Underperformance Risk.    The Fund’s investment strategy may cause the Fund to underperform the Equity Portfolio Index and/or similarly situated funds. The underperformance may be a result of management risk or the implementation of the Fund’s investment strategy, including, but not limited to, differing weights of the equity securities in the Equity Portfolio versus that of the Equity Portfolio Index and the impact of the Fund’s sold call options in rapidly appreciating market environments.

Small-Capitalization Companies Risk.    The U.S. Small Cap Index and the Equity Portfolio index are comprised of securities of small-capitalization companies, which results in the Fund having significant exposure to such companies through the Equity Portfolio and Options Portfolio. Small-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Upside Participation Risk.    There can be no guarantee that the Fund will be able to produce upside returns that correlate to increases of the Equity Portfolio Index over time. Because the Fund uses an optimized investment strategy in the implementation of the Equity Portfolio, the Fund will weight securities differently than the Equity Portfolio Index, which may cause the Fund to underperform or over perform the Equity Portfolio index based on such different weightings. Additionally, the Fund’s sold call option contracts effectively sell potential upside of the U.S. Small Cap Index in return for a premium received, which will have a negative impact on the Fund’s performance in the event the U.S. Small Cap Index exceeds the strike price of the Fund’s sold call option contracts. In a market environment where the U.S. Small Cap Index appreciates beyond the strike price of the sold call option contracts, the Fund could underperform. The Fund uses near term expiration dates for the sold call option contracts to minimize the likelihood of this occurrence, however the success of this strategy is not guaranteed.

Derivatives Risk.    To employ the Fund’s defined outcome strategy, the Fund utilizes derivative instruments, specifically, option contracts. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies;

national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms, which can magnify potential for gain or loss and, therefore, amplify the effects of market volatility on share price. In addition to the foregoing, the Fund is subject to the following risks associated with its use of derivative instruments:

Clearing Member Default Risk.    Transactions in some types of derivatives, including the Fund’s usage of option contracts, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the Options Clearing Corporation (the “OCC”), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class.

Correlation Risk.    The put option contracts held by the Fund, which provide the sought-after buffers, will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the option contracts will be determined based upon market quotations or using other recognized pricing methods. The value of the option contracts prior to the expiration date may vary because of related factors other than the value of the underlying reference assets of the option contracts. Factors that may influence the value of the option contracts include interest rate changes and implied volatility levels of underlying reference assets of the option contracts, among others.

Counterparty Risk.    The Fund invests in option contracts, which subjects it to counterparty risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. In the event that the counterparty becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

FLEX Options Risk.    The Fund will utilize FLEX Options for its put option contracts, which are issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX

Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the reference asset. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the reference asset’s price, changes in interest rates, changes in the actual and implied volatility of the reference asset and the remaining time to until the FLEX Options expire.

Liquidity Risk.    The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt. In the event that trading in the underlying options contracts is limited or absent, the value of the Fund’s options contracts may decrease. There is no guarantee that a liquid secondary trading market will exist for the options contracts. The trading in options contracts may be less deep and liquid than the market for certain other securities. In a less liquid market for the options contracts, terminating the options contracts may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the options contracts, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the options contracts and the value of your investment.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions and depends on the ability of the Sub-Adviser’s rules-based strategy to effectively mitigate downside risk of the Fund. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. The effective use of option contracts also depends on the Fund’s ability to terminate its option contracts at times deemed desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an advantageous price. In addition, the value of the options contracts utilized by the Fund may not increase or decrease at the same rate as the reference asset on a day-to-day basis (although they generally move in the same direction). However, as an option contract approaches its expiration date, its value typically increasingly moves with the value of the reference asset. The Fund enters into option contracts in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Accordingly, the Fund is required to, among other things, adopt and implement a written derivatives risk management program and comply with limitations on risks relating to its derivatives transactions. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the sought-after buffer.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of option contracts or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

New Fund Risk.    The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer markups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Fund Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increases transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the implementation of the Fund’s investment strategy, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants (“APs”) are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

Security Issuer Risk.    Issuer specific attributes may cause a security held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Tax Risk.    The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code, and accordingly the Fund must satisfy certain income, asset diversification and distribution requirements each year. Among other requirements, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income and the Fund’s assets must be diversified so that at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, subject to certain other limitations. The Fund will also need to manage its exposure to derivatives counterparties for purposes of satisfying the diversification test. If the Fund were to fail to meet the qualifying income test or asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, which would adversely affect the Fund’s performance. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain option contracts held by the Fund are likely to be “Section 1256 contracts” under Section 1256 of the Code, allowing the Fund to recognize a combination of long and short term gain from such contracts but requiring the Fund to recognize gain or loss as if the Section 1256 contracts were sold. Certain option contracts on an ETF may not qualify as Section 1256 contracts, and disposition of such options will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the options contracts as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the options contracts as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the options contract is not appropriately the referenced asset, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its options contracts becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.innovatoretfs.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Parametric Portfolio Associates LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Jennifer Mihara – Managing Director, Head of Equity Fund Management at Parametric

•   Gordon Wotherspoon – Managing Director, Head of Equity SMA at Parametric

•   Alex Zweber – Managing Director, Investment Strategy at Parametric

•   Michael Zaslavsky – Senior Investment Strategist at Parametric

•   Larry Berman – Managing Director, Investment Management at Parametric

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since the Fund’s inception in February 2026.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may also issue and redeem Shares in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=kbfr.

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